Azzad Ethical Fund

ADJEX

(a series of Azzad Funds)

Supplement dated March 3, 2014
to the Statement of Additional Information dated November 1, 2013

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Effective February 26, 2014, Ziegler Capital Management (formerly Ziegler Lotsoff Capital Management), acts as subadviser to the Azzad Ethical Fund pursuant to a New Sub-Advisory Agreement.

The New Sub-Advisory Agreement is the result of the acquisition of Ziegler Lotsoff Capital Management, by Stifel Financial Corp. on November 30, 2013. Upon completion of the transaction, Ziegler Lotsoff Capital Management changed its name to Ziegler Capital Management (“Ziegler” or “Subadviser”).  Although the transaction did not result in any material changes to the Azzad Ethical Fund’s day-to-day management and operations or any increase in the Azzad Ethical Fund’s fees, the transaction automatically terminated Azzad Asset Management’s sub-advisory agreement with Ziegler (“Prior Sub-Advisory Agreement”), dated August 9, 2012. The Fund shareholders approved a New Sub-Advisory Agreement with Ziegler on February 26, 2014. The terms of the New Sub-Advisory Agreement are identical in all material respects to those of Prior Sub-Advisory Agreement except that the date of its execution, effectiveness, and expiration are changed.

All references to “Ziegler Lotsoff Capital Management” and “ZLCM” in this Statement of Additional Information are hereby replaced with “Ziegler Capital Management” and “Ziegler” respectively.

The section titled “SUBADVISER” is hereby replaced with the information below:

SUBADVISER

The Adviser has retained Ziegler Capital Management (“Ziegler” or “Subadviser”) to serve as Subadviser to the Azzad Ethical Fund. As Subadviser to the Azzad Ethical Fund, Ziegler provides investment advice and consultation on the Fund’s portfolio subject to the general supervision of the Adviser and Board of Trustees. The Adviser retains responsibility for selecting the portfolio securities for investment by the Fund, and purchases and sells securities for the Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees. For its services, Ziegler receives a fee from the Adviser. The Adviser pays subadvisory fees to the Subadviser out of its own advisory fee. The compensation of any officer, director or employee of the Subadviser who is rendering services to the Azzad Ethical Fund is paid by the Subadviser.

The Subadvisory Agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund’s outstanding voting securities, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Subadvisory Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund’s outstanding voting securities, by the Adviser, or by the Subadviser. The Subadvisory Agreement shall automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Ziegler Capital Management

The Ziegler Companies, Inc. was founded in 1902 and offers industry expertise in the healthcare, senior living, church and school markets through its investment banking and advisory services. With the formation of Ziegler Capital Management, LLC in 1991, Ziegler expanded its money management practice to serve other clients within the institutional marketplace.  As part of a strategic growth initiative, CEO Scott Roberts partnered with private equity firm Rizvi Traverse Management, LLC in 2010, purchased Lotsoff Capital Management LLC in 2011 and purchased Red Granite Advisors, LLC in 2012. On November 30, 2013, Ziegler Lotsoff Capital Management was acquired by Stifel Financial Corp. (“Stifel”) becoming its wholly-owned subsidiary. After the transaction closed, it changed its name to Ziegler Capital Management (“Ziegler”). Ziegler remains a separate entity distinct from Stifel’s other businesses. Its management, portfolio management, compliance, legal and client service teams remain intact. Although the transaction did not result in any material changes to the Azzad Ethical Fund’s day-to-day management and operations or any increase in the Azzad Ethical Fund’s fees, the transaction automatically terminated Azzad Asset Management’s sub-advisory agreement with Ziegler Lotsoff Capital Management (“Prior Sub-Advisory Agreement”), dated August 9, 2012. The Fund shareholders approved a New Sub-Advisory Agreement with Ziegler on February 26, 2014. The terms of the New Sub-Advisory Agreement are identical in all material respects to those of Prior Sub-Advisory Agreement except that the date of its execution, effectiveness, and expiration are changed. Ziegler continues to grow in terms of both assets and product offerings and manages over $4.3 billion in institutional assets for not-for-profit organizations, public funds, Taft-Hartley funds, corporations as well as high net worth individuals as of December 31, 2013.

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This Supplement, and the Prospectus and Statement of Additional Information both dated November 1, 2013, as supplemented, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated November 1, 2013, as supplemented, have been filed with the Securities and Exchange Commission and are incorporated by reference.  These documents can be obtained without charge by calling toll-free 888.862.9923 or by at www.azzadfunds.com.